Exhibit 21.1

Bluerock Residential Growth REIT, Inc.

List of Subsidiaries

1.            Bluerock REIT Holdings, LLC, a Delaware limited liability company

2.            Bluerock Residential Holdings, L.P., a Delaware limited partnership

3.            BRG FNMA Shelf 1, LLC, a Delaware limited liability company

4.            BRG FNMA Shelf 2, LLC, a Delaware limited liability company

5.            BRG FNMA Shelf 3, LLC, a Delaware limited liability company

6.            BRG FNMA Shelf 4, LLC, a Delaware limited liability company

7.            BRG FNMA Shelf 5, LLC, a Delaware limited liability company

8.            BRG FNMA Shelf Manager, LLC, a Delaware limited liability company

9.            BRG FNMA Shelf Member, LLC, a Delaware limited liability company

10.          BR Grandewood, LLC, a Delaware limited liability company

11.          BR Grandewood JV, LLC, a Delaware limited liability company

12.          BRG Grandewood TRS, LLC, a Delaware limited liability company

13.          BRG Grandewood, LLC, a Delaware limited liability company

14.          BRG Grandewood Manager, LLC, a Delaware limited liability company

15.          BR Park & Kingston Charlotte, LLC, a Delaware limited liability company

16.          BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company

17.          BRG Park and Kingston TRS, LLC, a Delaware limited liability company

18.          BRG Park and Kingston Manager, LLC, a Delaware limited liability company

19.          BEMT Berry Hill, LLC, a Delaware limited liability company

20.          BR Palmer Ranch Property Owner, LLC, a Delaware limited liability company

21.          BR Palmer Ranch JV, LLC, a Delaware limited liability company

22.          BRG Palmer Ranch TRS, LLC, a Delaware limited liability company

23.          BRG Palmer Ranch Manager, LLC, a Delaware limited liability company

24.          BRG Palmer Ranch, LLC, a Delaware limited liability company

25.          BR Gulfshore Property Owner, LLC, a Delaware limited liability company

26.          BR Gulfshore JV, LLC, a Delaware limited liability company

27.          BRG Gulfshore TRS, LLC, a Delaware limited liability company

28.          BRG Gulfshore Manager, LLC, a Delaware limited liability company

29.          BRG Gulfshore, LLC, a Delaware limited liability company

30.          BR Henderson Beach, LLC, a Delaware limited liability company

31.          BRG Henderson Beach Manager, LLC, a Delaware limited liability company

32.          BRG Henderson Beach, LLC, a Delaware limited liability company

33.          BR Carroll Tenside, LLC, a Delaware limited liability company

34.          BR Carroll Tenside JV, LLC, a Delaware limited liability company

35.          BR Tenside JV Member, LLC, a Delaware limited liability company

36.          BRG Tenside, LLC, a Delaware limited liability company

37.          BR Carroll Glenridge, LLC, a Delaware limited liability company

38.          BR Carroll Glenridge JV, LLC, a Delaware limited liability company

39.          BR Glenridge JV Member, LLC, a Delaware limited liability company

40.          BRG Glenridge, LLC, a Delaware limited liability company

41.          BR St. Lucie, LLC, a Delaware limited liability company

42.          BR St. Lucie JV, LLC, a Delaware limited liability company

43.          BRG St. Lucie TRS, LLC, a Delaware limited liability company

44.          BRG St. Lucie Manager, LLC, a Delaware limited liability company

45.          BRG St. Lucie, LLC, a Delaware limited liability company

46.          BR 8700 Brodie Lane, LLC, a Delaware limited liability company

47.          BRG 8700 Brodie Lane TRS, LLC, a Delaware limited liability company

48.          BRG 8700 Brodie Lane Manager, LLC, a Delaware limited liability company

49.          BR 8700 Brodie Lane JV, LLC, a Delaware limited liability company

50.          BRG 8700 Brodie Lane, LLC, a Delaware limited liability company

51.          BR Roswell, LLC, a Delaware limited liability company

52.          BR Hawthorne Springhouse JV, LLC, a Delaware limited liability company

53.          BR Springhouse Managing Member, LLC, a Delaware limited liability company

54.          BR Springhouse TRS, LLC, a Delaware limited liability company

55.          BEMT Springhouse, LLC, a Delaware limited liability company

56.          BR 8800 South First, LLC, a Delaware limited liability company

57.          BR F&B 8800 South First JV, LLC, a Delaware limited liability company

58.          BR 8800 South First JV Member, LLC, a Delaware limited liability company

59.          BRG 8800 South First, LLC, a Delaware limited liability company

60.          BR Wesley Village, LLC, a Delaware limited liability company

61.          BRG Wesley Venture, LLC, a Delaware limited liability company

62.          BRG Wesley TRS, LLC, a Delaware limited liability company

63.          BRG Wesley Investor, LLC, a Delaware limited liability company

64.          BR CWS Cascades I Owner, LLC, a Delaware limited liability company

65.          BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company

66.          BR CWS Portfolio Member, LLC, a Delaware limited liability company

67.          BRG CWS Portfolio, LLC, a Delaware limited liability company

68.          BR CWS Cascades II Owner, LLC, a Delaware limited liability company

69.          BR-HR Cypress Creek, LLC, a Delaware limited liability company

70.          BR-HR Cypress Creek JV, LLC, a Delaware limited liability company

71.          BR Cypress Creek JV Member, LLC, a Delaware limited liability company

72.          BRG Cypress Creek, LLC, a Delaware limited liability company

73.          BR Citrus Tower, LLC, a Delaware limited liability company

74.          Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company

75.          BR Waterford JV Member, LLC, a Delaware limited liability company

76.          BRG Citrus Tower Manager, LLC, a Delaware limited liability company

77.          BR Waterford JV Minority Member, LLC, a Delaware limited liability company

78.          BRG Waterford, LLC, a Delaware limited liability company

79.          BR Greystone, LLC, a Delaware limited liability company

80.          BRG Greystone Manager, LLC, a Delaware limited liability company

81.          BRG Greystone, LLC, a Delaware limited liability company

82.          BR Hunters Creek, LLC, a Delaware limited liability company

83.          BRG Hunters Creek Manager, LLC, a Delaware limited liability company

84.          BRG Hunters Creek, LLC, a Delaware limited liability company

85.          BR Metrowest, LLC, a Delaware limited liability company

86.          BR Metrowest Holdco, LLC, a Delaware limited liability company

87.          BRG Metrowest Manager, LLC, a Delaware limited liability company

88.          BRG Metrowest, LLC, a Delaware limited liability company

89.          BR Greenville, LLC, a Delaware limited liability company

90.          BRG Greenville Manager, LLC, a Delaware limited liability company

91.          BRG Greenville, LLC, a Delaware limited liability company

92.          BR CWS Plum Creek, LLC, a Delaware limited liability company

93.          BR CWS Plum Creek JV, LLC, a Delaware limited liability company

94.          BR Plum Member, LLC, a Delaware limited liability company

95.          BRG Plum, LLC, a Delaware limited liability company

96.          BR Sands Parc, LLC, a Delaware limited liability company

97.          BR Sands Parc Manager, LLC, a Delaware limited liability company

98.          BRG Sands Parc, LLC, a Delaware limited liability company

99.          BR F&B Cactus Street, LLC, a Delaware limited liability company

100.        BR F&B Cactus Street JV, LLC, a Delaware limited liability company

101.        BRG Cactus Street, LLC, a Delaware limited liability company

102.        BR F&B Willow Chase BLVD, LLC, a Delaware limited liability company

103.        BR F&B Willow Chase BLVD JV, LLC, a Delaware limited liability company

104.        BR Willow Chase BLVD Member, LLC, a Delaware limited liability company

105.        BRG Willow Chase BLVD, LLC, a Delaware limited liability company

106.        BR CWS Lakewood, LLC, a Delaware limited liability company

107.        BR CWS Lakewood JV, LLC, a Delaware limited liability company

108.        BRG Lakewood Manager, LLC, a Delaware limited liability company

109.        BRG Lakewood, LLC, a Delaware limited liability company

110.        BR Providence Nashville, LLC, a Delaware limited liability company

111.        BR DFW Portfolio JV, LLC, a Delaware limited liability company

112.        BR Providence Nashville Manager, LLC, a Delaware limited liability company

113.        BRG DFW TRS, LLC, a Delaware limited liability company

114.        BRG DFW Portfolio, LLC, a Delaware limited liability company

115.        BR Element, LLC, a Delaware limited liability company

116.        BR Element Manager, LLC, a Delaware limited liability company

117.        BR Sanctuary, LLC, a Delaware limited liability company

118.        BRG Sanctuary Manager, LLC, a Delaware limited liability company

119.        BRG Sanctuary, LLC, a Delaware limited liability company

120.        BR Denim Scottsdale TIC-1, LLC, a Delaware limited liability company

121.        BRG Denim Scottsdale TIC-1 Manager, LLC, a Delaware limited liability company

122.        BR-TBR Lake Boone Capital Member, LLC, a Delaware limited liability company

123.        BRG Lake Boone NC TRS, LLC, a Delaware limited liability company

124.        BRG Lake Boone NC, LLC, a Delaware limited liability company

125.        BR Denim Scottsdale TIC-2, LLC, a Delaware limited liability company

126.        BRG Denim Scottsdale TIC-2 Manager, LLC, a Delaware limited liability company

127.        BR/CDP UCFP Venture, LLC, a Delaware limited liability company

128.        BRG UCFP TRS, LLC, a Delaware limited liability company

129.        BRG UCFP Investor, LLC, a Delaware limited liability company

130.        BRG Denim Property Management, LLC, a Delaware limited liability company

131.        BR F&B District, LLC, a Delaware limited liability company

132.        BR F&B District Scottsdale JV, LLC, a Delaware limited liability company

133.        BRG District Manager, LLC, a Delaware limited liability company

134.        BRG District Scottsdale TRS, LLC, a Delaware limited liability company

135.        BRG District Scottsdale, LLC, a Delaware limited liability company

136.        BR Carroll Sandy Springs, LLC, a Delaware limited liability company

137.        BR Carroll Sandy Springs JV, LLC, a Delaware limited liability company

138.        BRG Sandy Springs Manager, LLC, a Delaware limited liability company

139.        BRG World Gateway Orlando TRS, LLC, a Delaware limited liability company

140.        BRG World Gateway Orlando, LLC, a Delaware limited liability company

141.        BRG World Gateway Manager, LLC, a Delaware limited liability company

142.        BRG Ground Lease Owner, LLC, a Delaware limited liability company

143.        BR Elan, LLC, a Delaware limited liability company

144.        BRG Elan Property Manager, LLC, a Delaware limited liability company

145.        BRG FBS HoldCo, LLC, a Delaware limited liability company

146.        BR Carrington Park LLC, a Delaware limited liability company

147.        BRG Carrington Park Property Manager, LLC, a Delaware limited liability company

148.        BR F&B Chevy Chase, LLC, a Delaware limited liability company

149.        BR F&B Chevy Chase JV, LLC, a Delaware limited liability company

150.        BRG Chevy Chase, LLC, a Delaware limited liability company

151.        BR CRE Cielo, LLC, a Delaware limited liability company

152.        BR CRE Cielo JV, LLC, a Delaware limited liability company

153.        BRG Cielo, LLC, a Delaware limited liability company

154.        BR SP Navigator, LLC, a Delaware limited liability company

155.        BR SP Navigator JV, LLC, a Delaware limited liability company

156.        BRG Navigator Manager, LLC, a Delaware limited liability company

157.        BRG Navigator, LLC, a Delaware limited liability company

158.        BR Avenue 25, LLC, a Delaware limited liability company

159.        BR Avenue 25 JV, LLC, a Delaware limited liability company

160.        BRG Avenue 25 Manager, LLC, a Delaware limited liability company

161.        BRG Avenue 25 TRS, LLC, a Delaware limited liability company

162.        BRG Whetstone Durham, LLC, a Delaware limited liability company

163.        BR Falls at Forsyth, LLC, a Delaware limited liability company

164.        BRG Falls at Forsyth Manager, LLC, a Delaware limited liability company

165.        BRG Falls at Forsyth , LLC, a Delaware limited liability company

166.        BR T&C Blvd. Owner, LLC, a Delaware limited liability company

167.        BR T&C Blvd Mezz Borrower, LLC, a Delaware limited liability company

168.        BR T&C BLVD., LLC, a Delaware limited liability company

169.        BR T&C BLVD JV Member, LLC, a Delaware limited liability company

170.        BRG T&C BLVD Houston, LLC, a Delaware limited liability company

171.        BR Bellaire Blvd Owner, LLC, a Delaware limited liability company

172.        BR Bellaire Blvd Mezz Borrower, LLC, a Delaware limited liability company

173.        BR Bellaire BLVD, LLC, a Delaware limited liability company

174.        BR Southside Member, LLC, a Delaware limited liability company

175.        BRG Southside, LLC, a Delaware limited liability company

176.        BR – ArchCo Domain Phase 1, LLC, a Delaware limited liability company

177.        BRG ArchCo Domain Phase 1 Development Manager, LLC, a Delaware limited liability company

178.        BR – ArchCo Domain Phase 1 JV, LLC, a Delaware limited liability company

179.        BRG ArchCo Real Estate Development Manager, LLC, a Delaware limited liability company

180.        BR Member Domain Phase 1, LLC, a Delaware limited liability company

181.        BRG Domain Phase 1 Profit Share, LLC, a Delaware limited liability company

182.        BRG Domain Phase 1, LLC, a Delaware limited liability company

183.        BR ArchCo Flagler Village, LLC, a Delaware limited liability company

184.        BR Flagler Investor, LLC, a Delaware limited liability company

185.        BR ArchCo Flagler Village JV, LLC, a Delaware limited liability company

186.        BR Flagler JV Member, LLC, a Delaware limited liability company

187.        BRG Flagler Village Development Manager, LLC, a Delaware limited liability company

188.        BRG Flagler Village, LLC, a Delaware limited liability company

189.        BR Vickers Roswell, LLC, a Delaware limited liability company

190.        BR Vickers Roswell JV, LLC, a Delaware limited liability company

191.        BR Vickers Roswell JV Member, LLC, a Delaware limited liability company

192.        BRG Vickers Roswell, LLC, a Delaware limited liability company

193.        SW Leander, LLC, a Delaware limited liability company

194.        BR SW Leander, LLC, a Delaware limited liability company

195.        BRG Leander Investor, LLC, a Delaware limited liability company

196.        Wayforth at Concord, LLC, a Delaware limited liability company

197.        BRG Wayforth Investor, LLC, a Delaware limited liability company

198.        Thornton Apartments, LP, a Texas limited partnership

199.        Thornton Flats JV, LLC, a Delaware limited liability company

200.        BRG Thornton Flats Investor, LLC, a Delaware limited liability company

201.        EMF Chandler, LLC, a Delaware limited liability company

202.        BR Encore Chandler JV, LLC, a Delaware limited liability company

203.        BRG Chandler Investor, LLC, a Delaware limited liability company

204.        Mira Vista Holdco, LLC, a Delaware limited liability company

205.        Mira Vista JV, LLC, a Delaware limited liability company

206.        BRG Mira Vista Investor, LLC, a Delaware limited liability company

207.        Belmont Crossing, LLC, a Delaware limited liability company

208.        Brookstone Terrace, LLC, a Delaware limited liability company

209.        Brookstone Village, LLC, a Delaware limited liability company

210.        Georgetown Crossing 168, LLC, a Delaware limited liability company

211.        Park on the Square, LLC, a Delaware limited liability company

212.        Water’s Edge 184, LLC, a Delaware limited liability company

213.        Hunter’s Point 204, LLC, a Delaware limited liability company

214.        Commons on Anniston, LLC, a Delaware limited liability company

215.        BRG Avondale Mezz Lender, LLC, a Delaware limited liability company

216.        BRG Catalyst Reunion Mezz Lender, LLC, a Delaware limited liability company

217.        BR Chapel Hill, LLC, a Delaware limited liability company

218.        BR Chapel Hill JV, LLC, a Delaware limited liability company

219.        The Park at Chapel Hill, LLC, a Delaware limited liability company

220.        The Park at Chapel Hill JV, LLC, a Delaware limited liability company

221.        BRG Chapel Hill Lender, LLC, a Delaware limited liability company